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                      METROPOLITAN LIFE INSURANCE COMPANY

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                        SUPPLEMENT DATED APRIL 28, 2008
                                      TO
             PROSPECTUS DATED NOVEMBER 1, 2002, (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

1. PURCHASE PAYMENTS

If you send your purchase payments or transaction to an address other than the one we have designated for receipt of such purchase payment or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

2. FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA)

Our distributor and principal underwriter, New England Securities Corporation, is a member of FINRA. FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or visiting FINRA's website at www.finra.org.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.